Exhibit 1

JOINT FILING AGREEMENT

         The undersigned parties hereby agree that this Statement on Schedule 13G filed herewith, and any amendments thereto filed hereafter by any of the undersigned parties, relating to the ordinary shares, par value NIS 0.01 per share of Similarweb Ltd., is being (and will be, in the case of amendments hereto) filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, on behalf of each such person.

Date: February 14, 2022

VIOLA GROWTH II (A) L.P.

By: Viola Growth II, L.P., its General Partner

By: Viola Growth II GP Ltd., its General Partner

By: /s/ Harel Beit-On
Name: Harel Beit-On

By: /s/ Itzik Avidor
Name: Itzik Avidor

VIOLA GROWTH II (B) L.P.

By:  Viola Growth II, L.P., its General Partner

By: Viola Growth II GP Ltd., its General Partner

By: /s/ Harel Beit-On
Name: Harel Beit-On

By: /s/ Itzik Avidor
Name: Itzik Avidor

VG SW, L.P.

By: VG SW GP, L.P., its General Partner

By: Viola Growth II GP Ltd. and Viola Growth 3 Ltd., its General Partners

By: /s/ Harel Beit-On
Name: Harel Beit-On

By: /s/ Itzik Avidor
Name: Itzik Avidor

VIOLA PARTNERS FUND 4 2013 L.P.

By: Viola Partners 4 (G.P. Fund 4) Limited Partnership, its General Partner

By: Viola Partners 4 Management Ltd., its General Partner

By: /s/ Harel Beit-On
Name: Harel Beit-On

By: /s/ Itzik Avidor
Name: Itzik Avidor

VIOLA GROWTH II, L.P

By: Viola Growth II GP Ltd., its General Partner

By: /s/ Harel Beit-On
Name: Harel Beit-On

By: /s/ Itzik Avidor
Name: Itzik Avidor

VG SW GP, L.P.

 By: Viola Growth II GP Ltd., its General Partner

By: /s/ Harel Beit-On
Name: Harel Beit-On

By: /s/ Itzik Avidor
Name: Itzik Avidor

VIOLA PARTNERS 4 (G.P. FUND 4) LIMITED PARTNERSHIP

By: Viola Partners 4 Management Ltd., its General Partner

By: /s/ Harel Beit-On
Name: Harel Beit-On

By: /s/ Itzik Avidor
Name: Itzik Avidor

VIOLA GROWTH II GP LTD.

By: /s/ Harel Beit-On
       Name: Harel Beit-On

By: /s/ Itzik Avidor
       Name: Itzik Avidor

VIOLA GROWTH 3 LTD.

By: /s/ Harel Beit-On
       Name: Harel Beit-On

By: /s/ Itzik Avidor
       Name: Itzik Avidor

VIOLA PARTNERS 4 MANAGEMENT LTD.

By: /s/ Harel Beit-On
       Name: Harel Beit-On

By: /s/ Itzik Avidor
       Name: Itzik Avidor

VIOLA GROWTH MANAGEMENT FUND 2 LTD.

By: /s/ Harel Beit-On
       Name: Harel Beit-On

By: /s/ Itzik Avidor
       Name: Itzik Avidor

/s/ Shlomo Dovrat
SHLOMO DOVRAT

/s/ Harel Beit-On
HAREL BEIT-ON

/s/ Avi Zeevi
AVI ZEEVI